                                                                   EXHIBIT 10.58

                                                                  EXECUTION COPY






                   ASSIGNMENT OF LEASES, RENTS AND GUARANTEE

                                     from

                         HANOVER EQUIPMENT TRUST 2000B

                                      to

                 THE CHASE MANHATTAN BANK, as Agent, Assignee


                               October 27, 2000
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                                                                               1

                   ASSIGNMENT OF LEASES, RENTS AND GUARANTEE

          THIS ASSIGNMENT OF LEASES, RENTS AND GUARANTEE dated as of October 27, 2000 (this "Assignment"), made by HANOVER EQUIPMENT TRUST 2000B, a Delaware
            ----------
business trust (the "Assignor"), to THE CHASE MANHATTAN BANK, a New York banking
                     --------
corporation, in its capacity as Agent (in such capacity, the "Assignee"), under
                                                              --------
the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the
                                           ----------------
Assignor, the Assignee and the financial institutions from time to time parties thereto (the "Lenders").
              -------

                             Preliminary Statement
                             ---------------------

          A. On date hereof, the Assignor and Hanover Compression Inc. (the "Lessee") entered in a Lease whereby the Assignor agreed to lease certain
 ------
Equipment to the Lessee. Pursuant to the Lease, on the date that any Equipment is acquired by the Assignor, the Assignor and the Lessee shall execute and deliver a Lease Supplement to subject such Equipment to the Lease. Simultaneously with the execution of the Lease, the Guarantor entered into a Guarantee which, among other obligations, guarantees all of the Lessee's obligations under the Lease.

          B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Assignor in an aggregate amount not to exceed $167,411,167 upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Assignor under the Credit Agreement.

          C. It is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Assignor under the Credit Agreement that the Assignor shall have executed and delivered, and the Lessee and the Guarantor shall have consented to, this Assignment to the Assignee for the ratable benefit of the Lenders and the Investors, as provided for in the Credit Agreement.

          NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

          1.   Defined Terms. Capitalized terms used but not otherwise defined
          ------------------
in this Assignment shall have the respective meanings specified in Annex A to
                                                                   -------
the Participation Agreement dated as of the date hereof among the Lessor, the Lessee, the Investors, the Trust Company, the Agent and the Lenders named therein, as such Participation Agreement may be amended, supplemented or otherwise modified from time to time. A copy of the Participation Agreement or of the other agreements referenced herein or therein may be obtained from any of the parties hereto at the addresses set forth herein.

          2.   Assignment. The Assignor hereby irrevocably assigns, transfers,
          ---------------
sets over and conveys to the Assignee, all the following-described property relating to or arising in connection with the Equipment, whether now owned or held or hereafter acquired, exclusively and without any reservation thereof unto the Assignor:
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                                                                               2

          (a) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor, as lessor, under the Lease, as the Lease is supplemented from time to time pursuant to one or more Lease Supplements, including, without limitation, (i) the immediate and continuing right to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, sales proceeds and other sums payable to or receivable by the Assignor under the Lease, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in the Equipment or otherwise (including, without limitation, the Maximum Residual Guarantee Amount, the Purchase Option Price, Termination Value, Basic Rent, Supplemental Rent, Investor Yield and any sales proceeds payable to the Assignor pursuant to the Lease) (collectively, the "Lease Rents"), including
                                                        -----------
all cash, securities or letters of credit, if any, delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, (ii) the right and power (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Assignor in the Equipment in accordance with the Lease to execute and deliver as irrevocable agent and attorney-in-fact of the Assignor an appropriate instrument necessary to convey the interest of the Assignor therein, or to pay over or assign to the Assignee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Assignor in the Equipment and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance, (iii) the right to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any purchase or conveyance referred to in clause (ii) above, (iv) the right to declare the Lease to be in default under Section 17.1 thereof, (v) the right to exercise remedies under or with respect to the Lease, (vi) the right to make all waivers and agreements on behalf of the Assignor under the Lease provided for or permitted under the Lease, (vii) the right to give all notices, consents, releases and other instruments provided under the Lease, (viii) the right to give all notices of default and to take all action upon the happening of a Lease Default or a Lease Event of Default, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of the Lease, or by law or in equity, (ix) the right to receive all notices sent to the Assignor under the Lease, (x) the Assignor's interest under the Lease in the Lessee's tangible and intangible property used or arising in connection with the Equipment, including, but not limited to, permits, licenses, contract rights and prepaid expenses, (xi) the grant of lien and security interest by the Lessee pursuant to the Lease; and (xii) the right to do any and all other things whatsoever which the Assignor is or any lessor or mortgagor or secured party is, or may be entitled to do under the Lease; provided that the Assignor shall
                                          --------
retain, and the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain, and the rights and powers assigned herein shall in no event include, the Excepted Rights and shall be subject to the Shared Rights.

          (b) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor, to and under all other leases, subleases or licenses of the Equipment, any license, concession, management or other agreements of a similar kind that permit the use or occupancy of the Equipment or any part thereof for any purpose in return for any payment, now or hereafter entered into by the Assignor (collectively, the "Other Leases" and, together with the Lease,
                                    ------------
the "Leases"), together with all estate, rights, title, interest, benefits,
     ------
powers and privileges of the Assignor, as lessor, under the Other Leases including the immediate and continuing right to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts,
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                                                                               3

rents, revenues or royalties payable under any of the Other Leases (collectively, the "Other Lease Rents") and all estate, right, title and
                    -----------------
interest of the Assignor thereunder, including all cash, securities or letters of credit, if any, delivered or deposited thereunder to secure performance by the lessees under Other Leases of their obligations thereunder; provided that
                                                                --------
the Assignor shall retain, and the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain and the rights and powers assigned herein shall in no event include the Excepted Rights and shall be subject to the Shared Rights.

          (c) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor, to and under all agreements or contracts for the sale or other disposition of all or any part of the Equipment, now or hereafter entered into by the Assignor (collectively, the "Contracts"), together with all
                                                 ---------
estate, rights, title, interest, benefits, powers and privileges of the Assignor under the Contracts including, without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the
                                         --------------
Lease Rents and the Other Lease Rents, the "Rents" ) and all right, title and
                                            -----
interest of the Assignor thereunder, including all cash, securities or letters of credit, if any, deposited thereunder to secure performance by the obligors of their obligations thereunder; provided that the Assignor shall retain, and the
                              --------
Lease Rents shall not include, the Excepted Payments and the Lessor shall retain and the rights and powers assigned herein shall in no event include the Excepted Rights and shall be subject to the Shared Rights.

          (d) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor under the Guarantee including, without limitation,
(i) the immediate and continuing right to make claim for, receive, collect and receipt for all Guaranteed Obligations and other sums payable to or receivable by the Assignor under the Guarantee, or pursuant to any provisions thereof, (ii) the right to exercise remedies under or with respect to the Guarantee, (iii) the right to make all waivers and agreements on behalf of the Assignor under the Guarantee provided for or permitted under the Guarantee, (iv) the right to give all notices, consents, releases and other instruments provided under the Guarantee, and (v) the right to give all notices of default and to take all action as shall be permitted under any provision of the Guarantee or by law or in equity; provided that the Assignor shall retain the Excepted Payments and the
           --------
Lessor shall retain, and the rights and powers assigned herein shall in no event include, the Excepted Rights and shall be subject to the Shared Rights.

          (e)  All of the right, title and interest of the Assignor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of the Lease by the Lessee or a trustee or receiver of the Lessee (whether pursuant to the Lease, the Guarantee or any Other Lease by any lessee thereunder, trustee or receiver of any such lessee) under any insolvency statute, law or regulation, including all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver (or by such lessee, trustee or receiver) in respect of the Equipment or any portions thereof following rejection, repudiation or disaffirmance of the Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee (or such lessee) and all rentals and other charges outstanding under the Lease (or Other Lease) as of the date of entry of such order for relief; provided that the Assignor shall retain and
        --------
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                                                                               4

the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain and the rights and powers assigned herein shall in no event include, the Excepted Rights and shall be subject to the Shared Rights.

The Assignor hereby agrees that any action taken by Assignee (or its designee) pursuant to this Assignment shall be exclusive, and no party relying on such action of the Assignee (or such designee) pursuant hereto shall be required to obtain the concurrence or consent of the Assignor to such action or to a request for such action. The Assignor further agrees that this Agreement shall not relieve Assignor from any obligations it may have as lessor under the Lease.

          3.   Receipt of Payments. The Assignor hereby irrevocably designates
          ------------------------
the Assignee (or its designee) to receive all payments of (i) the Lease Rents, the Other Lease Rents and the Contract Rents and any other sums payable to the Assignor under the Lease, any Other Lease or any Contract and (ii) all Guaranteed Obligations and any other sums payable to the Assignor under the Guarantee. The Assignor agrees to direct (and hereby directs) the Lessee, any other lessees and any contracting parties to deliver to the Assignee (or its designee), at its address provided herein or at such other address or to such other Person as the Assignee shall designate, all such payments and sums on account of the Rents, and no delivery thereof by the Lessee, such other lessee or such contracting party shall be of any force or effect unless made to the Assignee (or its designee), as herein provided. The Rents shall for all purposes be considered the property of the Assignee and not of the Assignor, whether before or after the occurrence of an Event of Default.

          4.   Receipt of Notices. The Assignor hereby designates the Assignee
          -----------------------
(or its designee) to receive (in addition to, and not to the exclusion of, the Assignor) duplicate originals or copies of all notices, undertakings, demands, statements, documents, financial statements and other communications which the Lessee, the Guarantor, any other lessee or any contracting party is required or permitted to give, make, deliver to or serve pursuant to the Lease, the Guarantee, any Other Lease or any Contract. The Assignor agrees to direct (and hereby directs) the Lessee, the Guarantor, and such other lessees and contracting parties to deliver to the Assignee (or its designee), at its address provided herein or at such other address or to such other Person as the Assignee shall designate, duplicate originals or copies of all such notices, undertakings, demands, statements, documents, financial statements and other communications, and no delivery thereof by the Lessee, the Guarantor, such other lessee or such contracting party shall be of any force or effect unless made to the Assignor and also made to the Assignee (or its designee), as herein provided. The Assignor further agrees that upon receipt by the Assignor of any such notices, undertakings, demands, statements, documents, financial statements and other communications, the Assignor shall promptly deliver copies thereof to the Assignee unless the Assignor shall reasonably believe that the Assignee has already received such copies.

          5.   Irrevocability; Supplemental Instruments. The Assignor agrees
          ---------------------------------------------
that this Assignment and the designation and direction to the Lessee set forth in Sections 3 and 4 of this Assignment are irrevocable and that it will not take any action as lessor under the Lease, or under the Guarantee, or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Assignor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

          6.   Validity. The Assignor represents and warrants and covenants to
          -------------
the Assignee that (i) the Assignor has not assigned or executed any assignment of, and will not assign or execute any assignment of its interest in the Lease, of the Guarantee, of any Other Lease, of any Contract or of any Rents or of any other subject matter of this Assignment to anyone other than the Assignee and any assignment, designation or direction by the Assignor inconsistent herewith shall be void, (ii) no Lease Event of Default has occurred and is continuing and
(iii) the Assignor has not done any act or executed any document that impairs the rights of the Assignee to the Lease or the Lease Rents or to the Guarantee under this Assignment.

          7.   The Assignor Remains Liable. While the assignment made hereby is
          --------------------------------
present, direct, absolute and continuing, it has been made for the purpose of providing the Assignee with security for the performance of the Assignor's obligations under the Credit Agreement and the Notes and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Assignor under the Lease or impose any of such obligations on the Assignee. Neither the Assignee nor its designee shall be responsible or liable for performing any of the obligations of the Assignor under the Lease, any Other Lease or any Contract, for any waste by the Lessee or others, for any dangerous or defective conditions of the Equipment, for negligence in the management, upkeep, repair or control of the Equipment or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (i) obligate the Assignee (or its designee) to assume the obligations of the Assignor under the Lease, any Other Lease or any Contract, to perform any of the terms and conditions contained in the Lease, any Other Lease or any Contract or otherwise to impose any obligation upon the Assignee with respect to the Lease, any Other Lease or any Contract or (ii) place upon the Assignee (or its designee) any responsibility for the operation, control, care, management or repair of any of the Equipment or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Assignor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Lease, any Other Lease or any Contract now or hereafter existing on the part of the Assignor to be kept and performed.

          8.   Amendments; Lessee's Consent. The Assignor will not enter into
          ---------------------------------
any agreement subordinating, amending, extending or terminating the Lease or the Guarantee without the prior written consent thereto of the Assignee, which consent may be withheld in Assignee's sole discretion, and any such attempted subordination, amendment, modification, extension or termination without such consent shall be void. If the Lease, the Guarantee, any Other Lease or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto. The Assignor and the Assignee hereby consent to the provisions of Lessee's and Guarantor's Consent attached to this Assignment and agree to be bound thereby.

          9.   Absolute Assignment. The Assignor has, subject to and in
          ------------------------
accordance with the terms and conditions of this Assignment, assigned and transferred unto the Assignee all of the Assignor's right, title and interest in and to Rents now or hereafter arising from (i) the Lease, any Other Lease or any Contract heretofore or hereafter made or agreed to by the Assignor and (ii) the Guarantee, it being intended to establish an absolute transfer and assignment, subject to and in accordance with the terms and conditions of this Assignment, of all such Rents, Guaranteed Obligations, the Lease, the Guarantee, the Other Leases and the Contracts to the Assignee and not merely to grant a security interest therein. Subject to the terms of the Lease and Lessee's rights thereunder, the Assignee (or its designee) may in the Assignor's name and stead operate the Equipment and rent, lease or let all or any portion of the Equipment to any party or parties at such rental and upon such terms as the Assignee (or its designee) shall, in its discretion, determine.

          10.  Ongoing Right to Collect Rents; Receivers. If notwithstanding the
          ----------------------------------------------
terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Assignee to continue to collect the moneys described in paragraphs 2 (a), (b), (c), (d) and (e) of this Assignment, then it is agreed by the Assignor that any proof of claim or similar document filed by the Assignee in connection with the breach or rejection of the Lease by the Lessee thereunder or the trustee of any lessee under any federal or state insolvency statute shall for the purpose of perfecting the Assignee' s rights conferred in said paragraph 2(e) and to the extent permitted under applicable law be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of an Event of Default, the Assignor hereby consents to the appointment of a receiver for any or all of the Equipment as a matter of right and without any requirement for notice to the Assignor and without regard to the solvency of the Assignor or to the collateral that may be available for the satisfaction of the Notes and all other obligations under the Credit Agreement and the other Operative Agreements.

          11.  Amendment. This Assignment may not be amended or otherwise
          --------------
modified except by a writing signed by the Assignor and the Assignee in accordance with the terms of the Credit Agreement.

          12.  Notices. All notices, demands, requests, consents, approvals and
          ------------
other instruments under this Assignment shall be made in accordance with the notice provisions of the Participation Agreement.

          13.  Successors and Assigns. All covenants, agreements,
          ---------------------------
representations and warranties in this Assignment by the Assignor and the Assignee shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and permitted assigns.

          14.  Severability. If any provision or provisions, or if any portion
          -----------------
of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the obligations of the Assignor under the remainder of this Assignment shall continue in full force and effect.

          15.  Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND
          ------------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

          16.  Obligations Are Without Recourse. Anything to the contrary herein
          -------------------------------------
notwithstanding, the Assignor's liability for any sums due hereunder shall be limited in accordance with Section 9.14 of the Credit Agreement.

          17.  Counterparts. This Assignment may be executed in any number of
          -----------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed as of the day and year first above written.

                                      HANOVER EQUIPMENT TRUST 2000B
                                      By: Wilmington Trust Company,
                                      not in its individual capacity but
                                      solely as Trustee


                                      By: _______________________________
                                            Name:
                                            Title:

               By execution of this Assignment the Investors hereby irrevocably assign, transfer, set over and convey to the Assignee all of the estate, right, title, interest, benefits, powers and privileges of the Investors under the Guarantee which transfer shall be in accordance with all of the terms and provisions of this Assignment.

                                       BANK HAPOALIM B.M., as an Investor


                                       By:____________________________________
                                          Name:
                                          Title:

                                       FBTC LEASING CORP., as an Investor



                                       By:____________________________________
                                          Name:
                                          Title:

                       LESSEE'S AND GUARANTOR'S CONSENT

          As of this 27th day of October, 2000, HANOVER COMPRESSOR COMPANY, a Delaware corporation, HANOVER COMPRESSION INC., a Delaware corporation ("Lessee"), and certain of their Subsidiaries listed on the signature pages
  ------
hereto (collectively the "Guarantors", individually a "Guarantor"), hereby
                          ----------                   ---------
consent and agree to all of the terms of the Assignment of Leases, Rents and Guarantee dated as of the date hereof (the "Assignment") made by HANOVER
                                            ----------
EQUIPMENT TRUST 2000B, a Delaware business trust ("Assignor"), and joined in by
                                                   --------
Bank Hapoalim B.M. and FBTC Leasing Corp., in favor of The Chase Manhattan Bank, as Agent under the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")
                                                           ----------------
among the Assignor, the Agent and the financial institutions from time to time parties thereto (the "Lenders"), and further agree as follows:
                      -------

          1.  Definitions. Each capitalized term used herein and not otherwise
          ---------------
defined herein shall have the respective meanings ascribed thereto in the Assignment, as such Assignment may be amended, supplemented or otherwise modified from time to time.

          2.  Acknowledgments, Confirmations and Agreements. (a) The Lessee
          -------------------------------------------------
acknowledges, confirms and agrees that: (i) the Lessee has the right, power and authority to enter into this consent (this "Consent"); (ii) the Lease is in full force and effect and enforceable in accordance with its terms; (iii) neither the Lessee nor, to the Lessee's knowledge, the Assignor is in default in the observance or performance of any condition or agreement to be observed or performed by the Lessee or the Assignor, respectively, thereunder; (iv) no Lease Rents have been paid by the Lessee except as provided in the Lease; (v) no Rent has been waived, released, reduced, discounted or otherwise discharged or compromised by the Assignor; and (vi) the Lessee has not received notice of any other assignment of the Lessor's interest in the Lease.

          (b) The Guarantors acknowledge, confirm and agree that: (i) the Guarantors have the right, power and authority to enter into this Consent; and
(ii) the Guarantee is in full force and effect and enforceable in accordance with its terms.

          3.  Consent. (a) The Lessee, as lessee under the Lease, consents to
          -----------
the Assignment and each of the terms thereof, and agrees to pay and deliver to the Assignee (or its designee) all Lease Rents and other sums payable under the Lease without any offset, deduction, defense, abatement, deferment, diminution or counterclaim, and the Lessee will not assert any offset, deduction, defense (other than the defense of payment to the Assignee (or its designee)), abatement, deferment, diminution or counterclaim in any proceeding brought under the Assignment or with respect to the transactions contemplated therein or herein. The Lessee will not, for any reason whatsoever, seek to recover from the Assignee (or its designee) any moneys paid to the Assignee (or its designee) by virtue of the Assignment. Lessee agrees (i) to deliver to the Assignee (or its designee) and the Assignor, at their addresses provided in the Participation Agreement or at such other addresses as the Assignee or the Assignor, as the case may be, may designate, duplicate original or copies of all notices, undertakings, demands, statements, documents and other communications which the Lessee is required or permitted to deliver pursuant to the Lease or the Assignment; (ii) that, subject to the Excepted Rights, any notice delivered or declaration made to the Lessee by the Assignee (or its designee) pursuant to the Lease shall be effective as a notice given or declaration made to the Lessee by the Assignor as lessor under the Lease; (iii) that the Assignee (and its designee) shall not by reason of the Assignment be subject to any liability or obligation under the Lease; and (iv) that, subject to the Excepted Rights, any waiver, consent or approval by the Assignor under the Lease shall not be valid unless approved in writing by the Assignee (or its designee).

          (b) The Guarantors consent to the Assignment and each of the terms thereof, and agrees to pay and deliver to the Assignee (or its designee) the Guaranteed Obligations, subject to the Excepted Rights, and other sums payable under the Guarantee without any offset, deduction, defense, abatement, deferment, diminution or counterclaim, and the Guarantors will not assert any offset, deduction, defense (other than the defense of payment to the Assignee (or its designee)), abatement, deferment, diminution or counterclaim in any proceeding brought under the Assignment or with respect to the transactions contemplated therein or herein. The Guarantors will not, for any reason whatsoever, seek to recover from the Assignee (or its designee) any moneys paid to the Assignee (or its designee) by virtue of the Assignment.

          (c) Subject to the Excepted Rights, the Lessee shall cause the Lease Rents and other sums payable to the Assignor under the Lease to be delivered to the Assignee (or its designee), as agent under the Credit Agreement, as an absolute net sum, in such manner that the Assignee (or its designee) shall have "collected funds" on the date and at the time payments are due under the Lease.

          (d) The Guarantors shall cause the Guaranteed Obligations, subject to the Excepted Rights, and other sums payable to the Assignor under the Guarantee to be delivered to the Assignee (or its designee), as agent under the Credit Agreement, at its address set forth in Section 13.3 of the Participation Agreement.

          (e) The Lessee hereby agrees to remain obligated under the Lease and this Consent in accordance with their respective terms, and to take no action to terminate (except in accordance with the express terms of the Lease), annul, rescind or avoid the Lease or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to the Assignee (or its designee)) with respect to the Lease Rents payable thereunder or to cease paying such Lease Rents to the Assignee (or its designee) as provided herein.

          (f) The Guarantors hereby agree to remain obligated under the Guarantee and this Consent in accordance with their respective terms, and to take no action to terminate (except in accordance with the express terms of the Guarantee), annul, rescind or avoid the Guarantee or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to the Assignee (or its designee)) with respect to the Guaranteed Obligations payable thereunder.

          (g) The Lessee and the Guarantors hereby agree that upon the occurrence of a Default or an Event of Default, the Assignee (or its designee) shall have the right to deliver a notice of such default and make demand for payment under the Guarantee, which shall be effective for all purposes as if sent by the Assignor.

          (h) The Lessee shall notify the Assignee (or its designee) at its address specified in the Participation Agreement, or such other address as the Assignee may designate, of any Lease Event of Default and agrees that no such default shall entitle the Lessee to terminate, annul, rescind or avoid the Lease or reduce or abate the Lease Rents or other sums payable thereunder.

          4.   Amendment or Termination; Assignee's Designation. (a) The Lessee
          -----------------------------------------------------
agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms of the Lease), discharge, waive or terminate (except in accordance with the express terms of the Lease) the Lease or this Consent or any provision of any thereof without the Assignee' s prior written consent, which consent may be withheld in the Assignee's sole discretion, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination without such consent shall be null and void. In the event that the Lease shall be amended or supplemented as herein permitted, the Lease, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment and this Consent without the necessity of any further act by any of the parties hereto. Nothing in this Section 4 shall be construed as limiting or otherwise affecting in any way the Assignor's Excepted Rights or Shared Rights.

          (b) The Guarantors agree that they will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms of the Guarantee), discharge, waive or terminate (except in accordance with the express terms of the Guarantee) the Guarantee or this Consent or any provision of any thereof without the Assignee's prior written consent, which consent may be withheld in the Assignee's sole discretion, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination without such consent shall be null and void. In the event that the Guarantee shall be amended or supplemented as herein permitted, the Guarantee, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment and this Consent without the necessity of any further act by any of the parties hereto. Nothing in this
Section 4 shall be construed as limiting or otherwise affecting in any way the Assignor's Excepted Rights or Shared Rights.

          5.   Continuing Obligations of the Assignor and the Lessee. Neither
          ----------------------------------------------------------
the execution and delivery of the Assignment, nor any action or inaction on the part of the Assignee shall impair or diminish any obligations of the Assignor or the Lessee under the Lease or the Guarantors under the Guarantee, and shall not impose on the Assignee (or its designee) any such obligations, nor shall it impose on the Assignee (or its designee) a duty to produce Rents or cause the Assignee to be a mortgagee in possession for any purpose.

          6.   Severability. If any provision or provisions, or if any portion
          -----------------
of any provision or provisions, in this Consent is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the Lessee that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Consent shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the obligations of the Lessee under the remainder of this Consent shall continue in full force and effect.

          7.   Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED
          ------------------
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

     IN WITNESS WHEREOF, the Lessee and the Guarantors have caused this Consent to be duly executed as of the date first written above.

                                    HANOVER COMPRESSOR COMPANY, as a
                                    Guarantor

                                    By:______________________________________
                                       Name:
                                       Title:


                                    HANOVER COMPRESSION INC., as Lessee and
                                    Guarantor


                                    By:______________________________________
                                       Name:
                                       Title:


                                    HANOVER COMPRESSOR LIMITED HOLDINGS, LLC, as a Guarantor

                                    by Hanover General Holdings, Inc.,
                                    as sole member


                                    By:______________________________________
                                       Name:
                                       Title:


                                    HANOVER MAINTECH LIMITED PARTNERSHIP, as a
                                    Guarantor

                                    by Hanover General Holdings, Inc.,
                                    as general partner


                                    By:______________________________________
                                       Name:
                                       Title:

                                    HANOVER/SMITH LIMITED PARTNERSHIP,
                                    as a Guarantor

                                    by Hanover General Holdings, Inc.,
                                    as general partner


                                    By:______________________________________
                                       Name:
                                       Title:


                                    HANOVER LAND LIMITED PARTNERSHIP,
                                    as a Guarantor

                                    by Hanover General Holdings, Inc.,
                                    general partner


                                    By:______________________________________
                                       Name:
                                       Title:


For purposes of Section 5 hereof:

HANOVER EQUIPMENT TRUST 2000B

By:  Wilmington Trust Company, not in
its individual capacity but solely
as Trustee


By:______________________________________
   Name:
   Title: